UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

ARCH CHEMICALS, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT		06851
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 229-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders

Arch Chemicals, Inc. (the “Company”) filed a Current Report on Form 8-K on May 4, 2011 (the “Original Report”) to report the final results for each of the matters submitted to a vote of shareholders at its 2011 Annual Meeting of Shareholders on April 28, 2011 (the “Annual Meeting”). The Company is filing this amendment to the Original Report to report that, consistent with the Board of Directors’ recommendation in the Company’s 2011 Proxy Statement and the voting results, the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CHEMICALS, INC.

By:	/s/ Sarah A. O’Connor
	Name:	Sarah A. O’Connor
	Title:	Senior Vice President, Strategic Development and Chief Legal Officer

Date: August 24, 2011